UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 MARCH 10, 2005


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-13895                  34-1444240
(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)            Identification No.)


       5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA             90293
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (310) 338-9757

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 10, 2005, Sealife Marine Products, Inc. ("SeaLife Marine"), a California corporation and subsidiary of the Registrant, SeaLife Corporation, a Delaware corporation, entered into a distribution agreement (the "Distribution Agreement") with Current, Inc. ("Current"), pursuant to which Current will be the distributor of, and will promote the sale and use of, products manufactured by SeaLife Marine to distributors of boats, barges and marine vessels, shipyards, boatyards and marine dealers. Current will be the exclusive distributor of SeaLife Marine's products for a term of two years in various U.S. states.

         A copy of the Registrant's press release issued on March 16, 2005, announcing SeaLife Marine's entry into the Distribution Agreement, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1     Press Release  issued by the  Registrant on March 16,
                           2005.


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release issued by the Registrant on March 16, 2005.


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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 16, 2005               SEALIFE CORPORATION


                              /S/ ROBERT A. MCCASLIN
                             ---------------------------------------------------
                             Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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